UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

August 10, 2006

(Date of earliest event reported)

August 9, 2006

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2006, St. Joseph Capital Corporation (the “Company”) entered into separate employment agreements with each of Amy K. Mauro to serve as Executive Vice President, Chief Credit Officer and Assistant Secretary of the Company and St. Joseph Capital Bank (the “Bank”) and Mark E. Secor to serve as Senior Vice President, Chief Financial Officer and Secretary of the Company and the Bank and Cashier and Security Officer of the Bank.  The terms of each of the employment agreements are substantially similar to employment agreements that the Company has previously entered into with its other executive officers.

Each of the agreements provides for an initial one-year term of employment.  In the absence of notice from either party to the contrary, the employment term under the agreement extends for additional successive one-year terms.  Ms. Mauro’s agreement provides for a minimum base salary of $150,000 and Mr. Secor’s agreement provides for a minimum base salary of $130,000.  Under the agreements, Mr. Secor and Ms. Mauro receive all other benefits provided to senior officers of the Company.

The employment agreements are terminable at any time by the Company or the executives. The agreements provide severance benefits in the event the executive is terminated without cause or upon a change in control, including severance compensation equal to one-year for termination without cause and one and one half times upon a change in control, the sum of; (i) the executive’s salary at the rate then in effect at the time of termination; (ii) the value of any bonus or incentive payments the executive would have received had the executive remained employed (based upon the aggregate bonus and/or incentive payment the executive received during the Company’s most recently ended fiscal year); and (iii) the value of the contributions that would have been made or credited by the Company under all employee retirement plans for the benefit of the executive (based upon contributions made or credited by the Company for the benefit of the executive for the most recently ended fiscal year).  The Company also must pay all accrued salary, vested deferred compensation and other benefits then due to the executive.  Moreover, the executive will continue to receive health, life and disability insurance coverage for one year following such termination.  The Company may terminate the agreements at any time for cause without incurring any post-termination obligation to the executive.  Pursuant to a non-competition covenant of the agreement, the executive is prohibited from competing with the Company within a 50-mile radius of the Company’s main office for a period of one year following the termination of the employment agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Employment Agreement between the Company and Amy K. Mauro

10.2	Employment Agreement between the Company and Mark E. Secor

#

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  August 10, 2006

By:_________________________________

Mark E. Secor

Senior Vice President & Chief

Financial Officer

#

EXHIBIT INDEX

Exhibit Number

Description of Exhibits

10.1

Employment Agreement between the Company and
Amy K. Mauro

10.2

Employment Agreement between the Company and
Mark E. Secor

#

Exhibit 10.1

AMY K. MAURO
EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), is made and entered into as of August 9, 2006 (the “Effective Date”) by and between ST. JOSEPH CAPITAL CORPORATION, a Delaware corporation (the “Employer”), and AMY K. MAURO (the “Officer”).

RECITALS

A.

The Employer wishes to continue to employ the Officer as the Executive Vice President, Chief Credit Officer and Assistance Secretary of the Employer and St. Joseph Capital Bank, the Employer’s subsidiary Indiana state bank (the “Bank”), for a specified term and the Officer is willing to continue such employment upon the terms and conditions hereinafter set forth.

B.

The Employer owns all of the issued and outstanding capital stock of the Bank.

C.

The Employer recognizes that circumstances may arise in which a change of control of the Employer through acquisition or otherwise may occur thereby causing uncertainty of employment without regard to the competence or past contributions of the Officer which uncertainty may result in the loss of valuable services of the Officer and the Employer and the Officer wish to provide reasonable security to the Officer against changes in the employment relationship in the event of any such change of control.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter contained, it is covenanted and agreed by and between the parties hereto as follows:

AGREEMENTS

Section 1.

Position and Duties.  The Employer hereby employs the Officer as the Executive Vice President, Chief Credit Officer and Assistance Secretary of the Employer and the Bank or in such other senior Officer capacity or capacities as shall be mutually agreed between the Employer and the Officer.  During the period of the Officer’s employment hereunder, the Officer shall devote her best efforts and full business time, energy, skills and attention to the business and affairs of the Employer.  The Officer’s duties and authority shall consist of and include all duties and authority customarily performed and held by persons holding equivalent positions with business organizations similar in nature and size to the Employer, as such duties and authority are reasonably defined, modified and delegated from time to time by the Board of Directors of the Employer (the “Board”). The Officer shall have the powers necessary to perform the duties assigned to her and shall be provided such supporting services, staff, secretarial and other assistance, office space and accoutrements as shall be reasonably necessary and appropriate in the light of such assigned duties.

Section 2.

Compensation.  As compensation for the services to be provided by the Officer hereunder, the Officer shall receive the following compensation, expense reimbursement and other benefits:

(a)

Base Compensation.  The Officer shall receive an aggregate annual minimum base salary at the rate of One Hundred Fifty Thousand Dollars ($150,000) payable in installments in accordance with the regular payroll schedule of the Employer.  Such base salary shall be subject to review annually commencing in 2007 and shall be maintained or increased during the term of this Agreement in accordance with the Employer’s established management compensation policies and plans.

(b)

Reimbursement of Expenses.  The Officer shall be reimbursed, upon submission of appropriate vouchers and supporting documentation, for all travel, entertainment and other out-of-pocket expenses reasonably and necessarily incurred by the Officer in the performance of her duties hereunder and shall be entitled to attend seminars, conferences and meetings relating to the business of the Employer consistent with the Employer’s established policies in that regard.

(c)

Other Benefits.  The Officer shall be entitled to all benefits specifically established for her and, when and to the extent she is eligible therefor, to participate in all plans and benefits generally accorded to senior Officers of the Employer, including, but not limited to, pension, profit-sharing, supplemental retirement, incentive compensation, bonus, disability income, split-dollar life insurance, group life medical and hospitalization insurance, and similar or comparable plans, and also to perquisites extended to similarly situated senior Officers, provided, however, that such plans, benefits and perquisites shall be no less than those made available to all other employees of the Employer.

(d)

Vacations.  The Officer shall be entitled to an annual vacation in accordance with the vacation policy of the Employer which vacation shall be taken at a time or times mutually agreeable to the Employer and the Officer; provided, however, that the Officer shall be entitled to at least twenty (20) days of paid vacation annually.

(e)

Withholding.  The Employer shall be entitled to withhold from amounts payable to the Officer hereunder, any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold.  The Employer shall be entitled to rely upon the opinion of its legal counsel with regard to any question concerning the amount or requirement of any such withholding.

Section 3.

Confidentiality and Loyalty.  The Officer acknowledges that during the course of her employment she may produce and have access to material, records, data, trade secrets and information not generally available to the public regarding the Employer and its Affiliates (collectively, “Confidential Information”).  Accordingly, during and subsequent to termination of this Agreement, the Officer shall hold in confidence and not directly or indirectly disclose, use, copy or make lists of any such Confidential Information, except to the extent that such information is or thereafter becomes lawfully available from public sources, or such disclosure is authorized in writing by the Employer required by a law or any competent administrative agency or judicial authority, or otherwise as reasonably necessary or appropriate in connection with the performance by the Officer of her duties hereunder.  All records, files, documents and other materials or copies thereof relating to the business of the Employer and its Affiliates which the Officer shall prepare or use, shall be and remain the sole property of the Employer, shall not be removed from the premises of the Employer or its Affiliates, as the case may be, without the written consent of the Employer’s President, except as reasonably necessary or appropriate in connection with the performance by the Officer of her duties hereunder, and shall be promptly returned to the Employer upon termination of the Officer’s employment hereunder.  The Officer agrees to abide by the reasonable policies of the Employer, as in effect from time to time, respecting avoidance of interests conflicting with those of the Employer and its Affiliates.  For purposes of this Agreement, “Affiliate” means with respect to a specified entity, any individual or entity that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified entity, including, but not limited to, the Bank.

Section 4.

Term and Termination.

(a)

Term.  The Officer’s employment hereunder shall be for a term of one (1) year commencing on the Effective Date and shall automatically extend for one (1) additional year on each subsequent anniversary of the Effective Date, unless terminated by either party effective as of the last day of the then current one-year period by written notice to that effect delivered to the other not less than thirty (30) days prior to the anniversary of such Effective Date.

(b)

Termination Without Cause.  Either the Employer or the Officer may terminate this Agreement and the Officer’s employment hereunder for any reason by delivering written notice of termination to the other party no less than thirty (30) days before the effective date of termination, which date will be specified in the notice of termination.  If the Officer voluntarily terminates her employment under this Agreement other than pursuant to Section 4(d) (Constructive Discharge) or Section 4(h) (Termination Upon Change of Control), then the Employer shall only be required to pay the Officer such base salary as shall have accrued through the effective date of such to termination and none of the Employer or any of its Affiliates (including the Bank) shall have any further obligations to the Officer.

(c)

Premature Termination.

(i)

In the event of the termination of this Agreement by the Employer prior to the last day of the then current term for any reason other than a termination in accordance with the provisions of Section 4(e) (Termination for Cause), then notwithstanding any mitigation of damages by the Officer, the Employer shall pay the Officer the sum of (A) the amount of the Officer’s annual base salary then payable to the Officer; plus (B) the value of any bonus or incentive payments the Officer would have received had she remained employed (based upon the aggregate bonus and/or incentive payment the Officer received during the Employer’s most recently ended fiscal year); plus (C) the amount of the contributions that would have been made or credited by the Employer under all employee retirement plans for the benefit of the Officer (based upon the aggregate contributions made or credited by the Employer under all employee retirement plans for the benefit of the Officer for the most recently ended fiscal year of the Employer).  In addition, the Employer shall continue to provide coverage for the Officer under any health, life and disability insurance programs maintained by the Employer, for twelve (12) months; provided, however, that the continued payment of these amounts by the Employer shall not offset or diminish any compensation or benefits accrued as of the date of termination.

(ii)

Payment to the Officer will be made on a monthly basis over the twelve (12) month period immediately following the Officer’s termination of employment.  Such payments shall not be reduced in the event the Officer obtains other employment following the termination of employment by the Employer.

(iii)

If the Employer is not in compliance with its minimum capital requirements or if the payments required under subsection (i) above would cause the Employer’s capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Employer is in capital compliance.

(d)

Constructive Discharge.  If at any time during the term of this Agreement, except in connection with a termination pursuant to Section 4(e) (Termination for Cause), the Officer is Constructively Discharged (as hereinafter defined), then the Officer shall have the right, by written notice given to the Employer not later than ninety (90) days after such Constructive Discharge, to terminate her services hereunder, effective as of thirty (30) days after the date of such notice, and the Officer shall have no rights or obligations under this Agreement other than as provided in this Section 4(d), Section 3 (Confidentiality and Loyalty) and Section 5 (Non-Competition Covenant).  In such event, the Officer shall be entitled to a lump sum payment of compensation and benefits and continuation of the health, life and disability insurance as if such termination of her employment were pursuant to Section 4(c) (Premature Termination), provided, however, that if the Officer is Constructively Discharged, after or in connection with, a Change of Control of the Employer, as provided in Section 4(h) (Termination Upon Change of Control), then the Officer shall be entitled to elect to receive the compensation provided for in Section 4(h) in lieu of the benefits provided for in this Section 4(d).

For purposes of this Agreement, the Officer shall be “Constructively Discharged” upon the occurrence of any one of the following events:

(i)

The Officer is not re-elected or is removed from the positions with the Employer set forth in Section 1 (Position and Duties) and Officer’s annual base salary is reduced; or

(ii)

The Officer shall fail to be vested by the Employer with the powers, authority and support services of any said offices; or

(iii)

The Employer shall notify the Officer that the employment term of the Officer will not be extended or further extended, as set forth in Section 4(a) (Term); or

(iv)

The Employer changes the primary employment location of the Officer to a place that is more than fifty (50) miles from the primary employment location as of the Effective Date of this Agreement; or

(v)

The Employer otherwise commits a material breach of its obligations under this Agreement.

(e)

Termination for Cause.  This Agreement may be terminated for cause as hereinafter defined.  “Cause” shall mean: (i) the Officer’s death; (ii) the Officer’s Permanent Disability, which shall mean the Officer’s inability, as a result of physical or mental incapacity, substantially to perform her duties hereunder for a period of six (6) consecutive months; (iii) a material violation by the Officer of any applicable material law or regulation respecting the business of the Employer; (iv) the Officer being found guilty of a felony or an act of dishonesty in connection with the performance of her duties as an officer of the Employer, or which disqualifies the Officer from serving as an officer or director of the Employer; (v) the willful or negligent failure of the Officer to perform her duties hereunder in any material respect; or (vi) the Officer engages in one or more violations of Employer’s policies or procedures or directives of the Board and that have a material adverse effect on the Employer; or (vii) the Officer is removed or suspended from banking pursuant to Section 8(e) of the Federal Deposit Insurance Act, as amended (the “FDIA”), or any other applicable state or federal law.  The Officer shall be entitled to at least thirty (30) days’ prior written notice of the Employer’s intention to terminate her employment for any cause (except the Officer’s death) specifying the grounds for such termination, a reasonable opportunity to cure any conduct or act, if curable, alleged as grounds for such termination, and a reasonable opportunity to present to the Board her position regarding any dispute relating to the existence of such cause.  In the event of a dispute regarding the Officer’s Permanent Disability, each of the Officer and the Employer shall choose a physician who together will choose a third physician to make a final determination thereof.  Upon a termination of the Officer’s employment with the Employer for Cause, the Officer shall be entitled to receive from the Employer only such payments as are due and owing to the Officer as of the effective date of such termination.  If the Officer’s employment is terminated pursuant to this Section, then the Employer shall only be required to pay the Officer such base salary as shall have accrued through the effective date of such termination and neither the Employer nor any of its Affiliates shall have any further obligations to the Officer.

(f)

Payments Upon Death.  In the event payments are due and owing under this Agreement at the death of the Officer, payment shall be made to such beneficiary as the Officer may designate in writing, or failing such designation, to the executor of her estate, in full settlement and satisfaction of all claims and demands on behalf of the Officer.

(g)

Payments Prior to Permanent Disability.  The Officer shall be entitled to the compensation and benefits provided for under this Agreement for any period during the term of this Agreement and prior to the establishment of the Officer’s Disability during which the Officer is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the date specified in a notice of termination relating to the Officer’s Disability, the Officer shall be entitled to return to her positions with the Employer as set forth in this Agreement in which event no Disability of the Officer will be deemed to have occurred.

(h)

Termination Upon Change of Control.

(i)

In the event of a Change of Control (as defined below) of the Employer and the termination of the Officer’s employment under either A or B below, the Officer shall be entitled to receive in lieu of any other payments provided for in this Agreement a lump sum payment equal to one and a half (1.5) times the sum of:  (1) her base salary then payable; (2) the value of any bonus or incentive payments the Officer would have received had she remained employed (based upon the aggregate bonus and/or incentive payment the Officer received during the Employer’s most recently ended fiscal year); and (3) the value of the contributions that would have been made or credited by the Employer under all employee retirement plans for the benefit of the Officer (based upon the aggregate contributions made or credited by the Employer under all employee retirement plans for the benefit of the Officer for the most recently ended fiscal year of the Employer).  The Employer shall also continue to provide coverage for the Officer under any health, life and disability insurance programs for one (1) year following such termination.  Payments under this paragraph shall be subject to the limits of Section 4(h)(iii).  The following shall constitute termination of the Officer’s employment within the meaning of this Section 4(h):

A.

The Officer terminates her employment by a written notice to that effect delivered to the Board within the one (1) year period immediately following the Change of Control.

B.

This Agreement is terminated by the Employer or its successor within either the six (6) month period immediately preceding the Change of Control or the one (1) year period immediately following the Change of Control.

(ii)

For purposes of this Section, the term “Change of Control” shall mean the following:

A.

The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Employer; or

B.

The individuals who, as of the date of this Agreement, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board; or

C.

Approval by stockholders of:  (1) a merger or consolidation to which the Employer is a party if the stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Employer’s voting securities outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Employer.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the Employer’s then outstanding securities is acquired by:  (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

(iii)

It is the intention of the Employer and the Officer that no portion of any payment under this Agreement, or payments to or for the benefit of the Officer under any other agreement or plan, be deemed to be an “Excess Parachute Payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or its successors.  It is agreed that the present value of and payments to or for the benefit of the Officer in the nature of compensation, receipt of which is contingent on the Change of Control of the Employer, and to which Section 280G of the Code applies (in the aggregate “Total Payments”) shall not exceed an amount equal to one dollar less than maximum amount which the Employer may pay without loss of deduction under Section 280G(a) of the Code.  Present value for purposes of this Agreement shall be calculated in accordance with Section 280G(d)(4) of the Code.  Within ninety (90) days following the earlier of (A) the giving of the notice of termination or (B) the giving of notice by the Employer to the Officer of its belief that there is a payment or benefit due the Officer which will result in an excess parachute payment as defined in Section 280G of the Code, the Officer and the Employer, at the Employer’s expense, shall obtain the opinion of such legal counsel and certified public accountants as the Officer may choose (notwithstanding the fact that such persons have acted or may also be acting as the legal counsel or certified public accountants for the Employer), which opinions need not be unqualified, which sets forth (A) the amount of the includable compensation of the Officer for the base period, as determined under Section 280G of the Code, (B) the present value of Total Payments and (C) the amount and present value of any excess parachute payments.  In the event that such opinions determine that there would be an excess parachute payment, the payment hereunder or any other payment determined by such counsel to be includable in Total Payments shall be modified, reduced or eliminated as specified by the Officer in writing delivered to the Employer within sixty (60) days of her receipt of such opinions or, if the Officer fails to so notify the Employer, then as the Employer shall reasonably determine, so that under the bases of calculation set forth in such opinions there will be no excess parachute payment.  The provisions of this subsection, including the calculations, notices and opinions provided for herein shall be based upon the conclusive presumption that (A) the compensation and benefits provided for in Section 2 (Compensation) and (B) any other compensation earned by the Officer pursuant to the Employer’s compensation programs which would have been paid in any event, are reasonable compensation for services rendered, even though the timing of such payment is triggered by the Change of Control; provided, however, that in the event such legal counsel so requests in connection with the opinion required by this subsection, the Officer and the Employer shall obtain, at the Employer’s expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized Officer compensation consultants as to the reasonableness of any item of compensation to be received by the Officer.  In the event that the provisions of Sections 280G and 4999 of the Code are repealed without succession, this subsection shall be of no further force or effect.

(i)

Regulatory Suspension and Termination.

(i)

If the Officer is suspended from office and/or temporarily prohibited from participating in the conduct of the Employer’s affairs by a notice served under Section 8(e)(3) (12 U.S.C. § 1818(e)(3)) or 8(g) (12 U.S.C. § 1818(g)) of the FDIA, the Employer’s obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings.  If the charges in the notice are dismissed, the Employer may in its discretion (A) pay the Officer all or part of the compensation withheld while their contract obligations were suspended and (B) reinstate (in whole or in part) any of the obligations which were suspended.

(ii)

If the Officer is removed and/or permanently prohibited from participating in the conduct of the Employer’s affairs by an order issued under Section 8(e) (12 U.S.C. § 1818(e)) or 8(g) (12 U.S.C. § 1818(g)) of the FDIA, all obligations of the Employer under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(iii)

If the Employer is in default as defined in Section 3(x) (12 U.S.C. § 1813(x)(1)) of the FDIA, all obligations of the Employer under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

(iv)

All obligations of the Employer under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution by the Federal Deposit Insurance Corporation (the “FDIC”), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Employer under the authority contained in Section 13(c) (12 U.S.C. § 1823(c)) of the FDIA, or when the Employer is determined by the FDIC to be in an unsafe or unsound condition.  Any rights of the parties that have already vested, however, shall not be affected by such action.

Section 5.

Non-Competition Covenant.

(a)

Restrictive Covenant.  The Employer and the Officer have jointly reviewed the customer lists and operations of the Employer and have agreed that the primary service area of the Employer’s lending and deposit taking functions in which the Employer has and will actively participate extends separately to an area which encompasses a fifty (50) mile radius from the main office of the Employer (the “Restrictive Area”).  Therefore, as an essential ingredient of and in consideration of this Agreement and the payment of the amounts described in Section 2 (Compensation), the Officer hereby agrees that, except with the express prior written consent of the Employer, for a period of one (1) year after the termination of the Officer’s employment with the Employer (the “Restrictive Period”), she will not directly or indirectly compete with the business of the Employer, including, but not by way of limitation, by directly or indirectly owning, managing, operating, controlling, financing, or by directly or indirectly serving as an employee, officer or director of or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of the Employer to terminate employment with the Employer and become employed by any person, firm, partnership, corporation, trust or other entity which owns or operates, a bank, savings and loan association, credit union or similar financial institution (a “Financial Institution”) within the Restrictive Area (the “Restrictive Covenant”).  If the Officer violates the Restrictive Covenant and the Employer brings legal action for injunctive or other relief, the Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the Restrictive Covenant.  Accordingly, the Restrictive Covenant shall be deemed to have the duration specified in this Section 5(a) computed from the date the relief is granted but reduced by the time between the period when the Restrictive Period began to run and the date of the first violation of the Restrictive Covenant by the Officer.  In the event that a successor assumes and agrees to perform this Agreement, this Restrictive Covenant shall continue to apply only to the main office of the Employer as it existed immediately before such assumption and shall not apply to any of the successor’s other offices. The foregoing Restrictive Covenant shall not prohibit the Officer from owning directly or indirectly capital stock or similar securities which are listed on a securities exchange or quoted on the Nasdaq Stock Market which do not represent more than five percent (5%) of the outstanding capital stock of any Financial Institution.

(b)

Remedies for Breach of Restrictive Covenant.  The Officer acknowledges that the restrictions contained in Section 3 (Confidentiality and Loyalty) and Section 5(a) (Restrictive Covenant) of this Agreement are reasonable and necessary for the protection of the legitimate business interests of the Employer, that any violation of these restrictions would cause substantial injury to the Employer and such interests, that the Employer would not have entered into this Agreement with the Officer without receiving the additional consideration offered by the Officer in binding herself to these restrictions and that such restrictions were a material inducement to the Employer to enter into this Agreement. In the event of any violation or threatened violation of these restrictions, the Employer, in addition to and not in limitation of, any other rights, remedies or damages available to the Employer under this Agreement or otherwise at law or in equity, shall be entitled to preliminary and permanent injunctive relief to prevent or restrain any such violation by the Officer and any and all persons directly or indirectly acting for or with her, as the case may be.

Section 6.

Intercorporate Transfers.  If the Officer shall be voluntarily transferred to an affiliate of the Employer, such transfer shall not be deemed to terminate or modify this Agreement and the employing corporation to which the Officer shall have been transferred shall, for all purposes of this Agreement, be construed as standing in the same place and stead as the Employer as of the date of such transfer.  For purposes of this Agreement, an affiliate of the Employer shall mean any corporation directly or indirectly controlling, controlled by, or under common control with the Employer.

Section 7.

Interest in Assets.  Neither the Officer nor her estate shall acquire hereunder any rights in funds or assets of the Employer, otherwise than by and through the actual payment of amounts payable hereunder; nor shall the Officer or her estate have any power to transfer, assign, anticipate, hypothecate or otherwise encumber in advance any of said payments; nor shall any of such payments be subject to seizure for the payment of any debt, judgment, alimony, separate maintenance or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise of the Officer.

Section 8.

Indemnification.

(a)

Insurance. The Employer shall provide the Officer (including her heirs, personal representatives, executors and administrators) for the term of this Agreement with coverage under a standard directors’ and officers’ liability insurance policy at its expense.

(b)

Hold Harmless.  In addition to the insurance coverage provided for in paragraph (a) of this Section, the Employer shall hold harmless and indemnify the Officer (and her heirs, executors and administrators) to the fullest extent permitted under applicable law against all expenses and liabilities reasonably incurred by her in connection with or arising out of any action, suit or proceeding in which she may be involved by reason of her having been an officer of the Employer (whether or not she continues to be an officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys’ fees and the cost of reasonable settlements.

(c)

Advancement of Expenses.  In the event the Officer becomes a party, or is threatened to be made a party, to any action, suit or proceeding for which the Employer has agreed to provide insurance coverage or indemnification under this Section, the Employer shall, to the full extent permitted under applicable law, advance all expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement (collectively “Expenses”) incurred by the Officer in connection with the investigation, defense, settlement, or appeal of any threatened, pending or completed action, suit or proceeding, subject to receipt by the Employer of a written undertaking from the Officer: (i) to reimburse the Employer for all Expenses actually paid by the Employer to or on behalf of the Officer in the event it shall be ultimately determined that the Officer is not entitled to indemnification by the Employer for such Expenses; and (ii) to assign to the Employer all rights of the Officer to indemnification, under any policy of directors’ and officers’ liability insurance or otherwise, to the extent of the amount of Expenses actually paid by the Employer to or on behalf of the Officer.

Section 9.

General Provisions.

(a)

Successors; Assignment. This Agreement shall be binding upon and inure to the benefit of the Officer, the Employer and her and its respective personal representatives, successors and assigns, and any successor or assign of the Employer shall be deemed the “Employer” hereunder.  The Employer shall require any successor to all or substantially all of the business and/or assets of the Employer, whether directly or indirectly, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Officer, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform if no such succession had taken place.

(b)

Entire Agreement; Modifications. This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof, and supersedes all prior negotiations, undertakings, agreements and arrangements with respect thereto, whether written or oral.  Except as otherwise explicitly provided herein, this Agreement may not be amended or modified except by written agreement signed by the Officer and the Employer.

(c)

Enforcement and Governing Law.  The provisions of this Agreement shall be regarded as divisible and separate; if any of said provisions should be declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.  This Agreement shall be construed and the legal relations of the parties hereto shall be determined in accordance with the laws of the State of Indiana without reference to the law regarding conflicts of law.

(d)

Arbitration.  Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Officer within twenty-five (25) miles from the location of the main office of the Employer, in accordance with the rules of the American Arbitration Association then in effect.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction; provided, however, that the Officer shall be entitled to seek specific performance of her right to be paid through the date of termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

(e)

Legal Fees.  All reasonable legal fees paid or incurred by the Officer pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Employer if the Officer is successful on the merits pursuant to a legal judgment, arbitration or settlement.

(f)

Waiver.  No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party, shall be deemed a waiver  of any similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

(g)

Notices.  Notices pursuant to this Agreement shall be in writing and shall be deemed given when received; and, if mailed, shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid; and if to the Employer, addressed to the principal headquarters of the Employer, attention:  Chairman; or, if to the Officer, to the address set forth below the Officer’s signature on this Agreement, or to such other address as the party to be notified shall have given to the other.

(h)

Internal Revenue Code Section 409A.  Notwithstanding anything contained herein to the contrary, if at the time of a termination of employment, (i) Officer is a “specified employee” as defined in Code Section 409A, and the regulations and guidance thereunder in effect at the time of such termination (“409A”), and, (ii) any of the payments or benefits provided hereunder may constitute “deferred compensation” under 409A, then, and only to the extent required by such provisions, the date of payment of such payments or benefits otherwise provided shall be delayed for a period of up to six (6) months following the date of termination.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ST. JOSEPH CAPITAL CORPORATION

AMY K. MAURO

By: /s/ John W. Rosenthal

/s/ Amy K. Mauro

John W. Rosenthal

66071 Smilax Rd

Chief Executive Officer and

North Liberty, IN  46554

Chairman of the Board

367860_1.DOC

Exhibit 10.2

MARK E. SECOR
EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), is made and entered into as of August 9, 2006 (the “Effective Date”) by and between ST. JOSEPH CAPITAL CORPORATION, a Delaware corporation (the “Employer”), and MARK E. SECOR (the “Officer”).

RECITALS

D.

The Employer wishes to continue to employ the Officer as the Senior Vice President, Chief Financial Officer and Secretary of the Employer and St. Joseph Capital Bank, the Employer’s subsidiary Indiana state bank (the “Bank”), and Cashier and Security Officer of the Bank for a specified term and the Officer is willing to continue such employment upon the terms and conditions hereinafter set forth.

E.

The Employer owns all of the issued and outstanding capital stock of the Bank.

F.

The Employer recognizes that circumstances may arise in which a change of control of the Employer through acquisition or otherwise may occur thereby causing uncertainty of employment without regard to the competence or past contributions of the Officer which uncertainty may result in the loss of valuable services of the Officer and the Employer and the Officer wish to provide reasonable security to the Officer against changes in the employment relationship in the event of any such change of control.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter contained, it is covenanted and agreed by and between the parties hereto as follows:

AGREEMENTS

Section 1.

Position and Duties.  The Employer hereby employs the Officer as the Senior Vice President, Chief Financial Officer and Secretary of the Employer and the Bank and the Cashier and Security Officer of the Bank or in such other senior Officer capacity or capacities as shall be mutually agreed between the Employer and the Officer.  During the period of the Officer’s employment hereunder, the Officer shall devote his best efforts and full business time, energy, skills and attention to the business and affairs of the Employer.  The Officer’s duties and authority shall consist of and include all duties and authority customarily performed and held by persons holding equivalent positions with business organizations similar in nature and size to the Employer, as such duties and authority are reasonably defined, modified and delegated from time to time by the Board of Directors of the Employer (the “Board”). The Officer shall have the powers necessary to perform the duties assigned to him and shall be provided such supporting services, staff, secretarial and other assistance, office space and accoutrements as shall be reasonably necessary and appropriate in the light of such assigned duties.

Section 2.

Compensation.  As compensation for the services to be provided by the Officer hereunder, the Officer shall receive the following compensation, expense reimbursement and other benefits:

(a)

Base Compensation.  The Officer shall receive an aggregate annual minimum base salary at the rate of One Hundred Thirty Thousand Dollars ($130,000) payable in installments in accordance with the regular payroll schedule of the Employer.  Such base salary shall be subject to review annually commencing in 2007 and shall be maintained or increased during the term of this Agreement in accordance with the Employer’s established management compensation policies and plans.

(b)

Reimbursement of Expenses.  The Officer shall be reimbursed, upon submission of appropriate vouchers and supporting documentation, for all travel, entertainment and other out-of-pocket expenses reasonably and necessarily incurred by the Officer in the performance of his duties hereunder and shall be entitled to attend seminars, conferences and meetings relating to the business of the Employer consistent with the Employer’s established policies in that regard.

(c)

Other Benefits.  The Officer shall be entitled to all benefits specifically established for him and, when and to the extent he is eligible therefor, to participate in all plans and benefits generally accorded to senior Officers of the Employer, including, but not limited to, pension, profit-sharing, supplemental retirement, incentive compensation, bonus, disability income, split-dollar life insurance, group life medical and hospitalization insurance, and similar or comparable plans, and also to perquisites extended to similarly situated senior Officers, provided, however, that such plans, benefits and perquisites shall be no less than those made available to all other employees of the Employer.

(d)

Vacations.  The Officer shall be entitled to an annual vacation in accordance with the vacation policy of the Employer which vacation shall be taken at a time or times mutually agreeable to the Employer and the Officer; provided, however, that the Officer shall be entitled to at least twenty (20) days of paid vacation annually.

(e)

Withholding.  The Employer shall be entitled to withhold from amounts payable to the Officer hereunder, any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold.  The Employer shall be entitled to rely upon the opinion of its legal counsel with regard to any question concerning the amount or requirement of any such withholding.

Section 3.

Confidentiality and Loyalty.  The Officer acknowledges that during the course of his employment he may produce and have access to material, records, data, trade secrets and information not generally available to the public regarding the Employer and its Affiliates (collectively, “Confidential Information”).  Accordingly, during and subsequent to termination of this Agreement, the Officer shall hold in confidence and not directly or indirectly disclose, use, copy or make lists of any such Confidential Information, except to the extent that such information is or thereafter becomes lawfully available from public sources, or such disclosure is authorized in writing by the Employer required by a law or any competent administrative agency or judicial authority, or otherwise as reasonably necessary or appropriate in connection with the performance by the Officer of his duties hereunder.  All records, files, documents and other materials or copies thereof relating to the business of the Employer and its Affiliates which the Officer shall prepare or use, shall be and remain the sole property of the Employer, shall not be removed from the premises of the Employer or its Affiliates, as the case may be, without the written consent of the Employer’s President, except as reasonably necessary or appropriate in connection with the performance by the Officer of his duties hereunder, and shall be promptly returned to the Employer upon termination of the Officer’s employment hereunder.  The Officer agrees to abide by the reasonable policies of the Employer, as in effect from time to time, respecting avoidance of interests conflicting with those of the Employer and its Affiliates.  For purposes of this Agreement, “Affiliate” means with respect to a specified entity, any individual or entity that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified entity, including, but not limited to, the Bank.

Section 4.

Term and Termination.

(a)

Term.  The Officer’s employment hereunder shall be for a term of one (1) year commencing on the Effective Date and shall automatically extend for one (1) additional year on each subsequent anniversary of the Effective Date, unless terminated by either party effective as of the last day of the then current one-year period by written notice to that effect delivered to the other not less than thirty (30) days prior to the anniversary of such Effective Date.

(b)

Termination Without Cause.  Either the Employer or the Officer may terminate this Agreement and the Officer’s employment hereunder for any reason by delivering written notice of termination to the other party no less than thirty (30) days before the effective date of termination, which date will be specified in the notice of termination.  If the Officer voluntarily terminates his employment under this Agreement other than pursuant to Section 4(d) (Constructive Discharge) or Section 4(h) (Termination Upon Change of Control), then the Employer shall only be required to pay the Officer such base salary as shall have accrued through the effective date of such to termination and none of the Employer or any of its Affiliates (including the Bank) shall have any further obligations to the Officer.

(c)

Premature Termination.

(i)

In the event of the termination of this Agreement by the Employer prior to the last day of the then current term for any reason other than a termination in accordance with the provisions of Section 4(e) (Termination for Cause), then notwithstanding any mitigation of damages by the Officer, the Employer shall pay the Officer the sum of (A) the amount of the Officer’s annual base salary then payable to the Officer; plus (B) the value of any bonus or incentive payments the Officer would have received had he remained employed (based upon the aggregate bonus and/or incentive payment the Officer received during the Employer’s most recently ended fiscal year); plus (C) the amount of the contributions that would have been made or credited by the Employer under all employee retirement plans for the benefit of the Officer (based upon the aggregate contributions made or credited by the Employer under all employee retirement plans for the benefit of the Officer for the most recently ended fiscal year of the Employer).  In addition, the Employer shall continue to provide coverage for the Officer under any health, life and disability insurance programs maintained by the Employer, for twelve (12) months; provided, however, that the continued payment of these amounts by the Employer shall not offset or diminish any compensation or benefits accrued as of the date of termination.

(ii)

Payment to the Officer will be made on a monthly basis over the twelve (12) month period immediately following the Officer’s termination of employment.  Such payments shall not be reduced in the event the Officer obtains other employment following the termination of employment by the Employer.

(iii)

If the Employer is not in compliance with its minimum capital requirements or if the payments required under subsection (i) above would cause the Employer’s capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Employer is in capital compliance.

(d)

Constructive Discharge.  If at any time during the term of this Agreement, except in connection with a termination pursuant to Section 4(e) (Termination for Cause), the Officer is Constructively Discharged (as hereinafter defined), then the Officer shall have the right, by written notice given to the Employer not later than ninety (90) days after such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after the date of such notice, and the Officer shall have no rights or obligations under this Agreement other than as provided in this Section 4(d), Section 3 (Confidentiality and Loyalty) and Section 5 (Non-Competition Covenant).  In such event, the Officer shall be entitled to a lump sum payment of compensation and benefits and continuation of the health, life and disability insurance as if such termination of his employment were pursuant to Section 4(c) (Premature Termination), provided, however, that if the Officer is Constructively Discharged, after or in connection with, a Change of Control of the Employer, as provided in Section 4(h) (Termination Upon Change of Control), then the Officer shall be entitled to elect to receive the compensation provided for in Section 4(h) in lieu of the benefits provided for in this Section 4(d).

For purposes of this Agreement, the Officer shall be “Constructively Discharged” upon the occurrence of any one of the following events:

(i)

The Officer is not re-elected or is removed from the positions with the Employer set forth in Section 1 (Position and Duties) and Officer’s annual base salary is reduced; or

(ii)

The Officer shall fail to be vested by the Employer with the powers, authority and support services of any of said offices; or

(iii)

The Employer shall notify the Officer that the employment term of the Officer will not be extended or further extended, as set forth in Section 4(a) (Term); or

(iv)

The Employer changes the primary employment location of the Officer to a place that is more than fifty (50) miles from the primary employment location as of the Effective Date of this Agreement; or

(v)

The Employer otherwise commits a material breach of its obligations under this Agreement.

(e)

Termination for Cause.  This Agreement may be terminated for cause as hereinafter defined.  “Cause” shall mean: (i) the Officer’s death; (ii) the Officer’s Permanent Disability, which shall mean the Officer’s inability, as a result of physical or mental incapacity, substantially to perform his duties hereunder for a period of six (6) consecutive months; (iii) a material violation by the Officer of any applicable material law or regulation respecting the business of the Employer; (iv) the Officer being found guilty of a felony or an act of dishonesty in connection with the performance of his duties as an officer of the Employer, or which disqualifies the Officer from serving as an officer or director of the Employer; (v) the willful or negligent failure of the Officer to perform his duties hereunder in any material respect; or (vi) the Officer engages in one or more violations of Employer’s policies or procedures or directives of the Board and that have a material adverse effect on the Employer; or (vii) the Officer is removed or suspended from banking pursuant to Section 8(e) of the Federal Deposit Insurance Act, as amended (the “FDIA”), or any other applicable state or federal law.  The Officer shall be entitled to at least thirty (30) days’ prior written notice of the Employer’s intention to terminate his employment for any cause (except the Officer’s death) specifying the grounds for such termination, a reasonable opportunity to cure any conduct or act, if curable, alleged as grounds for such termination, and a reasonable opportunity to present to the Board his position regarding any dispute relating to the existence of such cause.  In the event of a dispute regarding the Officer’s Permanent Disability, each of the Officer and the Employer shall choose a physician who together will choose a third physician to make a final determination thereof.  Upon a termination of the Officer’s employment with the Employer for Cause, the Officer shall be entitled to receive from the Employer only such payments as are due and owing to the Officer as of the effective date of such termination.  If the Officer’s employment is terminated pursuant to this Section, then the Employer shall only be required to pay the Officer such base salary as shall have accrued through the effective date of such termination and neither the Employer nor any of its Affiliates shall have any further obligations to the Officer.

(f)

Payments Upon Death.  In the event payments are due and owing under this Agreement at the death of the Officer, payment shall be made to such beneficiary as the Officer may designate in writing, or failing such designation, to the executor of his estate, in full settlement and satisfaction of all claims and demands on behalf of the Officer.

(g)

Payments Prior to Permanent Disability.  The Officer shall be entitled to the compensation and benefits provided for under this Agreement for any period during the term of this Agreement and prior to the establishment of the Officer’s Disability during which the Officer is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the date specified in a notice of termination relating to the Officer’s Disability, the Officer shall be entitled to return to his positions with the Employer as set forth in this Agreement in which event no Disability of the Officer will be deemed to have occurred.

(h)

Termination Upon Change of Control.

(i)

In the event of a Change of Control (as defined below) of the Employer and the termination of the Officer’s employment under either A or B below, the Officer shall be entitled to receive in lieu of any other payments provided for in this Agreement a lump sum payment equal to one and a half (1.5) times the sum of:  (1) his base salary then payable; (2) the value of any bonus or incentive payments the Officer would have received had he remained employed (based upon the aggregate bonus and/or incentive payment the Officer received during the Employer’s most recently ended fiscal year); and (3) the value of the contributions that would have been made or credited by the Employer under all employee retirement plans for the benefit of the Officer (based upon the aggregate contributions made or credited by the Employer under all employee retirement plans for the benefit of the Officer for the most recently ended fiscal year of the Employer).  The Employer shall also continue to provide coverage for the Officer under any health, life and disability insurance programs for one (1) year following such termination.  Payments under this paragraph shall be subject to the limits of Section 4(h)(iii).  The following shall constitute termination of the Officer’s employment within the meaning of this Section 4(h):

A.

The Officer terminates his employment by a written notice to that effect delivered to the Board within the one (1) year period immediately following the Change of Control.

B.

This Agreement is terminated by the Employer or its successor within either the six (6) month period immediately preceding the Change of Control or the one (1) year period immediately following the Change of Control.

(ii)

For purposes of this Section, the term “Change of Control” shall mean the following:

A.

The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Employer; or

B.

The individuals who, as of the date of this Agreement, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board; or

C.

Approval by stockholders of:  (1) a merger or consolidation to which the Employer is a party if the stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Employer’s voting securities outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Employer.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the Employer’s then outstanding securities is acquired by:  (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

(iii)

It is the intention of the Employer and the Officer that no portion of any payment under this Agreement, or payments to or for the benefit of the Officer under any other agreement or plan, be deemed to be an “Excess Parachute Payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or its successors.  It is agreed that the present value of and payments to or for the benefit of the Officer in the nature of compensation, receipt of which is contingent on the Change of Control of the Employer, and to which Section 280G of the Code applies (in the aggregate “Total Payments”) shall not exceed an amount equal to one dollar less than maximum amount which the Employer may pay without loss of deduction under Section 280G(a) of the Code.  Present value for purposes of this Agreement shall be calculated in accordance with Section 280G(d)(4) of the Code.  Within ninety (90) days following the earlier of (A) the giving of the notice of termination or (B) the giving of notice by the Employer to the Officer of its belief that there is a payment or benefit due the Officer which will result in an excess parachute payment as defined in Section 280G of the Code, the Officer and the Employer, at the Employer’s expense, shall obtain the opinion of such legal counsel and certified public accountants as the Officer may choose (notwithstanding the fact that such persons have acted or may also be acting as the legal counsel or certified public accountants for the Employer), which opinions need not be unqualified, which sets forth (A) the amount of the includable compensation of the Officer for the base period, as determined under Section 280G of the Code, (B) the present value of Total Payments and (C) the amount and present value of any excess parachute payments.  In the event that such opinions determine that there would be an excess parachute payment, the payment hereunder or any other payment determined by such counsel to be includable in Total Payments shall be modified, reduced or eliminated as specified by the Officer in writing delivered to the Employer within sixty (60) days of his receipt of such opinions or, if the Officer fails to so notify the Employer, then as the Employer shall reasonably determine, so that under the bases of calculation set forth in such opinions there will be no excess parachute payment.  The provisions of this subsection, including the calculations, notices and opinions provided for herein shall be based upon the conclusive presumption that (A) the compensation and benefits provided for in Section 2 (Compensation) and (B) any other compensation earned by the Officer pursuant to the Employer’s compensation programs which would have been paid in any event, are reasonable compensation for services rendered, even though the timing of such payment is triggered by the Change of Control; provided, however, that in the event such legal counsel so requests in connection with the opinion required by this subsection, the Officer and the Employer shall obtain, at the Employer’s expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized Officer compensation consultants as to the reasonableness of any item of compensation to be received by the Officer.  In the event that the provisions of Sections 280G and 4999 of the Code are repealed without succession, this subsection shall be of no further force or effect.

(i)

Regulatory Suspension and Termination.

(i)

If the Officer is suspended from office and/or temporarily prohibited from participating in the conduct of the Employer’s affairs by a notice served under Section 8(e)(3) (12 U.S.C. § 1818(e)(3)) or 8(g) (12 U.S.C. § 1818(g)) of the FDIA, the Employer’s obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings.  If the charges in the notice are dismissed, the Employer may in its discretion (A) pay the Officer all or part of the compensation withheld while their contract obligations were suspended and (B) reinstate (in whole or in part) any of the obligations which were suspended.

(ii)

If the Officer is removed and/or permanently prohibited from participating in the conduct of the Employer’s affairs by an order issued under Section 8(e) (12 U.S.C. § 1818(e)) or 8(g) (12 U.S.C. § 1818(g)) of the FDIA, all obligations of the Employer under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(iii)

If the Employer is in default as defined in Section 3(x) (12 U.S.C. § 1813(x)(1)) of the FDIA, all obligations of the Employer under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

(iv)

All obligations of the Employer under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution by the Federal Deposit Insurance Corporation (the “FDIC”), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Employer under the authority contained in Section 13(c) (12 U.S.C. § 1823(c)) of the FDIA, or when the Employer is determined by the FDIC to be in an unsafe or unsound condition.  Any rights of the parties that have already vested, however, shall not be affected by such action.

Section 5.

Non-Competition Covenant.

(a)

Restrictive Covenant.  The Employer and the Officer have jointly reviewed the customer lists and operations of the Employer and have agreed that the primary service area of the Employer’s lending and deposit taking functions in which the Employer has and will actively participate extends separately to an area which encompasses a fifty (50) mile radius from the main office of the Employer (the “Restrictive Area”).  Therefore, as an essential ingredient of and in consideration of this Agreement and the payment of the amounts described in Section 2 (Compensation), the Officer hereby agrees that, except with the express prior written consent of the Employer, for a period of one (1) year after the termination of the Officer’s employment with the Employer (the “Restrictive Period”), he will not directly or indirectly compete with the business of the Employer, including, but not by way of limitation, by directly or indirectly owning, managing, operating, controlling, financing, or by directly or indirectly serving as an employee, officer or director of or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of the Employer to terminate employment with the Employer and become employed by any person, firm, partnership, corporation, trust or other entity which owns or operates, a bank, savings and loan association, credit union or similar financial institution (a “Financial Institution”) within the Restrictive Area (the “Restrictive Covenant”).  If the Officer violates the Restrictive Covenant and the Employer brings legal action for injunctive or other relief, the Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the Restrictive Covenant.  Accordingly, the Restrictive Covenant shall be deemed to have the duration specified in this Section 5(a) computed from the date the relief is granted but reduced by the time between the period when the Restrictive Period began to run and the date of the first violation of the Restrictive Covenant by the Officer.  In the event that a successor assumes and agrees to perform this Agreement, this Restrictive Covenant shall continue to apply only to the main office of the Employer as it existed immediately before such assumption and shall not apply to any of the successor’s other offices. The foregoing Restrictive Covenant shall not prohibit the Officer from owning directly or indirectly capital stock or similar securities which are listed on a securities exchange or quoted on the Nasdaq Stock Market which do not represent more than five percent (5%) of the outstanding capital stock of any Financial Institution.

(b)

Remedies for Breach of Restrictive Covenant.  The Officer acknowledges that the restrictions contained in Section 3 (Confidentiality and Loyalty) and Section 5(a) (Restrictive Covenant) of this Agreement are reasonable and necessary for the protection of the legitimate business interests of the Employer, that any violation of these restrictions would cause substantial injury to the Employer and such interests, that the Employer would not have entered into this Agreement with the Officer without receiving the additional consideration offered by the Officer in binding himself to these restrictions and that such restrictions were a material inducement to the Employer to enter into this Agreement. In the event of any violation or threatened violation of these restrictions, the Employer, in addition to and not in limitation of, any other rights, remedies or damages available to the Employer under this Agreement or otherwise at law or in equity, shall be entitled to preliminary and permanent injunctive relief to prevent or restrain any such violation by the Officer and any and all persons directly or indirectly acting for or with him, as the case may be.

Section 6.

Intercorporate Transfers.  If the Officer shall be voluntarily transferred to an affiliate of the Employer, such transfer shall not be deemed to terminate or modify this Agreement and the employing corporation to which the Officer shall have been transferred shall, for all purposes of this Agreement, be construed as standing in the same place and stead as the Employer as of the date of such transfer.  For purposes of this Agreement, an affiliate of the Employer shall mean any corporation directly or indirectly controlling, controlled by, or under common control with the Employer.

Section 7.

Interest in Assets.  Neither the Officer nor his estate shall acquire hereunder any rights in funds or assets of the Employer, otherwise than by and through the actual payment of amounts payable hereunder; nor shall the Officer or his estate have any power to transfer, assign, anticipate, hypothecate or otherwise encumber in advance any of said payments; nor shall any of such payments be subject to seizure for the payment of any debt, judgment, alimony, separate maintenance or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise of the Officer.

Section 8.

Indemnification.

(a)

Insurance. The Employer shall provide the Officer (including his heirs, personal representatives, executors and administrators) for the term of this Agreement with coverage under a standard directors’ and officers’ liability insurance policy at its expense.

(b)

Hold Harmless.  In addition to the insurance coverage provided for in paragraph (a) of this Section, the Employer shall hold harmless and indemnify the Officer (and his heirs, executors and administrators) to the fullest extent permitted under applicable law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been an officer of the Employer (whether or not he continues to be an officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys’ fees and the cost of reasonable settlements.

(c)

Advancement of Expenses.  In the event the Officer becomes a party, or is threatened to be made a party, to any action, suit or proceeding for which the Employer has agreed to provide insurance coverage or indemnification under this Section, the Employer shall, to the full extent permitted under applicable law, advance all expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement (collectively “Expenses”) incurred by the Officer in connection with the investigation, defense, settlement, or appeal of any threatened, pending or completed action, suit or proceeding, subject to receipt by the Employer of a written undertaking from the Officer: (i) to reimburse the Employer for all Expenses actually paid by the Employer to or on behalf of the Officer in the event it shall be ultimately determined that the Officer is not entitled to indemnification by the Employer for such Expenses; and (ii) to assign to the Employer all rights of the Officer to indemnification, under any policy of directors’ and officers’ liability insurance or otherwise, to the extent of the amount of Expenses actually paid by the Employer to or on behalf of the Officer.

Section 9.

General Provisions.

(a)

Successors; Assignment. This Agreement shall be binding upon and inure to the benefit of the Officer, the Employer and his and its respective personal representatives, successors and assigns, and any successor or assign of the Employer shall be deemed the “Employer” hereunder.  The Employer shall require any successor to all or substantially all of the business and/or assets of the Employer, whether directly or indirectly, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Officer, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform if no such succession had taken place.

(b)

Entire Agreement; Modifications. This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof, and supersedes all prior negotiations, undertakings, agreements and arrangements with respect thereto, whether written or oral.  Except as otherwise explicitly provided herein, this Agreement may not be amended or modified except by written agreement signed by the Officer and the Employer.

(c)

Enforcement and Governing Law.  The provisions of this Agreement shall be regarded as divisible and separate; if any of said provisions should be declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.  This Agreement shall be construed and the legal relations of the parties hereto shall be determined in accordance with the laws of the State of Indiana without reference to the law regarding conflicts of law.

(d)

Arbitration.  Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Officer within twenty-five (25) miles from the location of the main office of the Employer, in accordance with the rules of the American Arbitration Association then in effect.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction; provided, however, that the Officer shall be entitled to seek specific performance of his right to be paid through the date of termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

(e)

Legal Fees.  All reasonable legal fees paid or incurred by the Officer pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Employer if the Officer is successful on the merits pursuant to a legal judgment, arbitration or settlement.

(f)

Waiver.  No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party, shall be deemed a waiver  of any similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

(g)

Notices.  Notices pursuant to this Agreement shall be in writing and shall be deemed given when received; and, if mailed, shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid; and if to the Employer, addressed to the principal headquarters of the Employer, attention:  Chairman; or, if to the Officer, to the address set forth below the Officer’s signature on this Agreement, or to such other address as the party to be notified shall have given to the other.

(h)

Internal Revenue Code Section 409A.  Notwithstanding anything contained herein to the contrary, if at the time of a termination of employment, (i) Officer is a “specified employee” as defined in Code Section 409A, and the regulations and guidance thereunder in effect at the time of such termination (“409A”), and, (ii) any of the payments or benefits provided hereunder may constitute “deferred compensation” under 409A, then, and only to the extent required by such provisions, the date of payment of such payments or benefits otherwise provided shall be delayed for a period of up to six (6) months following the date of termination.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ST. JOSEPH CAPITAL CORPORATION

MARK E. SECOR

By: /s/ John W. Rosenthal

/s/ Mark E. Secor

John W. Rosenthal

18238 Burton Drive

Chief Executive Officer and

South Bend, Indiana 46637

Chairman of the Board

367860_1.DOC